T.ROWE PRICE LOGO
T. Rowe Price Growth & Income Fund, Inc., 100 East Pratt Street, Baltimore, MD 21202



James S. Riepe
Chairman of the Board


Fellow Shareholder:

    An annual meeting of shareholders of the T. Rowe Price Growth & Income Fund, Inc. ("the Fund") will be held on Wednesday, April 19, 1995, at 8:30 a.m., in the Fund's offices at 100 East Pratt Street in Baltimore. We are asking you to vote on several matters and request that you vote your shares by returning the enclosed proxy card even if you plan to join us for the meeting.
    The items to be voted on are outlined in the attached notice, and details are included in the proxy statement. Of particular importance is a recommendation by your Fund's Board of Directors to increase the Fund's current management fee from 0.49% to 0.59%.
    It is important to note that under the proposed fee schedule, the Fund's management fee and total expense ratio remain below the average charged by funds with similar investment objectives (as reported by Lipper Analytical Services for the Growth & Income Fund category). T. Rowe Price is firmly committed to providing both high quality investment management and convenient shareholder services in a cost-effective fashion. None of our funds imposes a sales charge or asset-based sales fee (so-called 12b-1 fees). The proposed management fee rate of 0.59% is below the average rate of 0.66% that Lipper calculates is charged to comparable funds. And, the Fund's pro forma total expense ratio of 0.91% remains significantly below the 1.21% average total expense ratio for such funds.
    The Fund's current management fee structure was established in May 1987. Although the Fund's assets, and in, turn the management fees have risen since then, the costs of hiring and retaining qualified investment professionals and providing high quality administrative services have also risen significantly. A more complete discussion of the factors considered by the Directors in recommending the higher proposed management fee rate begins on page 12 of the proxy statement.
    WE ENCOURAGE YOU TO VOTE YOUR PROXY NOW AND RETURN IT IN THE POSTAGE-PAID ENVELOPE. YOUR EARLY RESPONSE WILL BE APPRECIATED AND COULD SAVE YOUR FUND THE SUBSTANTIAL COSTS ASSOCIATED WITH A FOLLOW-UP MAILING. YOUR PARTICIPATION IS EXTREMELY IMPORTANT.

                              Sincerely,

                              SIG

                              James S. Riepe
                              Chairman of the Board

                                                  CUSIP# 779551 10 0/FUND# 054

                   T. ROWE PRICE GROWTH & INCOME FUND, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 19, 1995


    An Annual Meeting of Shareholders of the T. Rowe Price Growth & Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held on Wednesday, April 19, 1995, at 8:30 o'clock a.m., Eastern time, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202. The following matters will be acted upon at that time:
    1. To elect 11 directors to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;
    2. Approval of a proposal to adopt a new Investment Management Agreement including an increase in the management fee paid to the Fund's manager, T. Rowe Price Associates, Inc.;
    3. To ratify or reject the selection of the firm of Price Waterhouse LLP as the independent accountants for the Fund for the fiscal year 1995; and
    4. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                                             LENORA V. HORNUNG
                                                             Secretary
March 3, 1995
100 East Pratt Street
Baltimore, Maryland 21202


                            YOUR VOTE IS IMPORTANT
SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE ADDITIONAL FUND EXPENSE OF FURTHER SOLICITATION.

                   T. ROWE PRICE GROWTH & INCOME FUND, INC.

                ANNUAL MEETING OF SHAREHOLDERS--APRIL 19, 1995
                               PROXY STATEMENT

    This statement is furnished in connection with the solicitation of proxies by the T. Rowe Price Growth & Income Fund, Inc. (the "Fund"), a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held on April 19, 1995, and at any adjournments thereof.
    Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.
    In order to hold the meeting, a majority of the Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's shareholders.
    The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted FOR the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.
    Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.
    VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 FOR THE FUND. A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 3 FOR THE FUND. APPROVAL OF PROPOSAL 2 REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF THE FUND'S OUTSTANDING SHARES.

    The costs of the meeting, including the solicitation of proxies, will be paid by the Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of the Fund or of its investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), may solicit proxies in person or by telephone.
    The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is March 3, 1995.

1.  ELECTION OF DIRECTORS

    The Fund's Board of Directors has nominated the eleven (11) persons listed below for election as directors, each to hold office until the next annual meeting (if any) or his or her successor is duly elected and qualified. Each of the nominees is a member of the present Board of Directors of the Fund and has served in that capacity since originally elected. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or withhold his or her vote from all or any of such nominees. IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL OF THE NOMINEES. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among these nominees.

                                                                                                         Fund Shares   All Other
                                                                                                        Beneficially  Price Funds'
                                                                                                           Owned,        Shares
                                                                                              Year of    Directly or  Beneficially
 Name, Address, and Date                                                                     Original    Indirectly,     Owned
        of Birth                                                                            Election as     as of     Directly as
       of Nominee                            Principal Occupations/(1)/                      Director   12/31/94/(2)/ of 12/31/94
- ----------------------------------------------------------------------------------------------------------------------------------
Leo C. Bailey             Retired; Director/Trustee of 21 other T. Rowe Price Funds/Trusts  1994        --            222,843
3396 S. Placita
Fabula
Green Valley,
AZ 85614
3/3/24

*Stephen W. Boesel        President  and  member  of  the  Executive Committee of the Fund; 1988         2,867         89,022
100 East Pratt Street     Managing Director, T. Rowe Price Associates, Inc.
Baltimore, MD 21202
12/28/44

Donald W. Dick, Jr.       Partner,  Overseas  Partners,  Inc., a financial investment firm; 1982           391        124,840
111 Pavonia               formerly   (6/65-3/89)   Director   and  Vice  President-Consumer
Ave., 3rd Floor           Products  Division, McCormick & Company, Inc., international food
Jersey City, NJ 07310     processors; Director/Trustee, Waverly Press, Inc. and 21 other T.
1/27/43                   Rowe Price Funds/Trusts

David K. Fagin            Chairman,  Chief  Executive  Officer  and  Director,  Golden Star 1994        --             22,843
One Norwest Center        Resources,  Ltd.; formerly (1986-7/91) President, Chief Operating
1700 Lincoln Street       Officer  and Director, Homestake Mining Company; Director/Trustee
Suite 1950                of 18 other T. Rowe Price Funds/Trusts
Denver, CO 80203
4/9/38

Addison Lanier            Financial   management;   Manager,   Thomas  Emery's  Sons,  LLC, 1994        --             43,835
2300 Carew Tower          Alternative  Asset  Holdings,  LLC, President, Emery Group, Inc.;
441 Vine Street           Director,  Scinet  Development and Holdings, Inc. and 21 other T.
Cincinnati, OH 45202-2913 Rowe Price Funds/Trusts
1/12/24

John K. Major             Chairman  of  the  Board and President, KCMA Incorporated, Tulsa, 1982         1,306         59,435
126 E. 26 Place           Oklahoma; Director/Trustee of 18 other T. Rowe Price Funds/Trusts
Tulsa, OK 74114-2422
8/3/24

Hanne M. Merriman         Retail   business   consultant;  formerly,  President  and  Chief 1994        --              3,903
655 15th Street           Operating   officer   (1991-92),  Nan  Duskin,  Inc.,  a  women's
Suite 300                 specialty   store,  Director  (1984-90)  and  Chairman  (1989-90)
Washington, DC 20005      Federal  Reserve  Bank  of  Richmond,  and  President  and  Chief
11/16/41                  Executive  Officer  (1988-89),  Honeybee,  Inc.,  a  division  of
                          Spiegel,  Inc.;  Director,  Ann  Taylor  Stores, Central Illinois
                          Public  Service  Company, CIPSCO Incorporated, The Rouse Company,
                          State  Farm  Mutual Automobile Insurance Company and USAir Group,
                          Inc., Director/Trustee of 18 other T. Rowe Price Funds/Trusts

*James S. Riepe           Chairman  of  the  Board and member of the Executive Committee of 1982        12,747        660,653
100 East Pratt Street     the  Fund;  Managing  Director,  T.  Rowe Price Associates, Inc.;
Baltimore, MD 21202       President  and Director, T. Rowe Price Investment Services, Inc.;
6/25/43                   Chairman  of  the  Board,  T.  Rowe Price Services, Inc., T. Rowe
                          Price  Trust  Company,  T.  Rowe  Price Retirement Plan Services,
                          Inc.,  and  the  following  T.  Rowe Price Funds: Spectrum (since inception), Balanced (since inception), and Mid-Cap Growth (since inception);  Vice  President  of  the  following  T.  Rowe  Price
                          Funds/Trusts:   New  Era,  New  America  Growth,  Prime  Reserve,
                          International, and Institutional International (since inception);
                          Vice  President  and  Director/Trustee  of 24 other T. Rowe Price
                          Funds/Trusts;   Director,   T.   Rowe   Price   Tax-Free  Insured
                          Intermediate  Bond Fund, Inc. (since inception) and Rhone-Poulenc
                          Rorer, Inc.

*M. David Testa           Managing  Director,  T.  Rowe Price Associates, Inc.; Chairman of 1994        --            570,584
100 East Pratt Street     the   Board,  Rowe  Price-Fleming  International,  Inc.  and  the
Baltimore, MD 21202       following  T.  Rowe Price Funds: Growth Stock, International, and
4/22/44                   Institutional International (since inception); Vice President and
                          Director,  T. Rowe Price Trust Company and T. Rowe Price Balanced
                          Fund,  Inc.  (since inception); Director of the following T. Rowe
                          Price  Funds:  Dividend  Growth  (since  inception) and Blue Chip
                          Growth  (since inception); Vice President, T. Rowe Price Spectrum
                          Fund, Inc. (since inception)


Hubert D. Vos             President,  Stonington  Capital Corporation, a private investment 1994        --             11,375
1114 State Street         company; Director/Trustee of 18 other T. Rowe Price Funds/Trusts
Suite 247
Santa Barbara, CA
93190-0409
8/2/33

Paul M. Wythes            Founding General Partner, Sutter Hill Ventures, a venture capital 1982           505         51,903
755 Page Mill Road        limited  partnership  providing  equity  capital  to  young  high
Suite A200                technology    companies    throughout    the    United    States;
Palo Alto, CA 94304       Director/Trustee,     Teltone     Corporation,     Interventional
6/23/33                   Technologies,  Inc.,  Stuart  Medical,  Inc. and 18 other T. Rowe
                          Price Funds/Trusts

  * Nominees considered "interested persons" of T. Rowe Price.
(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.
(2) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Boesel, Riepe and Testa in 2,764 shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and Mr. Boesel's interest in 3,284 shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

    The directors of the Fund who are officers or employees of T. Rowe Price receive no remuneration from the Fund and officers of the Fund receive no remuneration from the Fund. For the year ended December 31, 1994, this group of directors received from the Fund directors' fees aggregating $27,432, including expenses. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940 are considered "interested persons" of T. Rowe Price. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship and/or employment with T. Rowe Price. Messrs. Bailey, Dick, Fagin, Lanier, Major, Vos, Wythes and Ms. Merriman are the independent directors of the Fund. The following table provides the amount of remuneration received by the Fund's directors for the fiscal year ended December 31, 1994.

                                                         Total
                                Pension or               Comp-
                                Retirement  Estimated   ensation
                      Aggregate  Benefits    Annual    from Fund
                        Comp-   Accrued as  Benefits    and Fund
                      ensation    Part of     Upon      Complex
Name of               from the     Fund      Retire-    Paid to
Person                  Fund    Expenses/a/  ment/a/  Directors/c/
- ------------------------------------------------------------------
Leo C. Bailey          $3,429       --         --       $64,583
Stephen W. Boesel/bc/    --         --         --          --
Donald W. Dick, Jr.     3,429       --         --        64,833
David K. Fagin          3,429       --         --        53,833
Addison Lanier          3,429       --         --        64,583
John K. Major           3,429       --         --        54,583
Hanne M. Merriman       3,429       --         --        42,083
James S. Riepe/bc/       --         --         --          --
M. David Testa/bc/       --         --         --          --
Hubert D. Vos           3,429       --         --        54,583
Paul M. Wythes          3,429       --         --        54,333
- ------------------------------------------------------------------
/a/ The  directors  of  the  Fund  do  not  receive any pensions or retirement benefits from the Fund or T. Rowe Price.
/b/ The  directors  of the Fund who are officers or employees of T. Rowe Price receive no remuneration from the Fund.
/c/ The directors' fees set forth in the above table for calendar year 1994 are based on the following fee schedule applicable to all independent directors of the T. Rowe Price funds: a fee of $25,000 per year as the initial fee for the first Price Fund/Trust on which a director serves; a fee of $5,000 for each of the second, third, and fourth Price Funds/Trusts on which a director serves; a fee of $2,500 for each of the fifth and sixth Price Funds/Trusts on which a director serves; and a fee of $1,000 for each of the seventh and any additional Price Funds/Trusts on which a director serves. The fund group included 67 funds at December 31, 1994.

    The Price Funds have established a Joint Audit Committee, which is comprised of at least one independent director representing each of the Funds. Messrs. Bailey and Vos, directors of the Fund, are members of the Committee. The other members are Anthony W. Deering and F. Pierce Linaweaver. These directors also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year (and two such meetings were held in 1994), at which time it meets with the independent accountants of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the Price Funds' operations or the operations of parties dealing with the Price Funds, as circumstances indicate.
    The Board of Directors of the Fund has an Executive Committee consisting of the interested directors of the Fund which is authorized to assume all the powers of the Board to manage the Fund, in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.
    The Board of Directors of the Fund has a Nominating Committee, which is comprised of all the Price Fund's independent directors. The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Fund's Board of Directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Fund. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.
    The Board of Directors held six meetings during the last full fiscal year. Each director standing for reelection attended 75% or more of the aggregate of
(i) the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and (ii) the total number of meetings held by all committees of the Board on which he or she served.

2.  PRESENT AND PROPOSED INVESTMENT MANAGEMENT AGREEMENTS

    On February 28, 1995, the Board of Directors of the Fund, including the directors who are not "interested persons" of T. Rowe Price or the Fund, unanimously voted to approve a new management agreement between the Fund and
T. Rowe Price (the "Proposed Agreement"), which is identical to the Fund's present investment advisory agreement (the "Present Agreement") except with respect to the Individual Fund Fee, which is a component of the Management Fee described on page 9. If the Proposed Agreement is approved by the shareholders of the Fund, it will become effective on May 1, 1995. If the Proposed
Agreement is not approved by the shareholders of the Fund, the Present Agreement will continue in effect through April 30, 1996.

PRESENT AGREEMENT

    The Present Agreement was approved by the shareholders of the Fund on April 21, 1987 and became effective on May 1, 1987. The Present Agreement was submitted to shareholders at that time for the purpose of adopting the present fee structure described below. By its terms, the Present Agreement will continue in effect from year to year as long as it is approved annually by the Fund's Board of Directors (at a meeting called for that purpose) or by vote of a majority of the Fund's outstanding shares. In either case, renewal of the Present Agreement must be approved by a majority of the Fund's independent directors. The Present Agreement is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment.

    Under the Present Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, program, and restrictions as provided in its prospectus and Statement of Additional Information. T. Rowe Price is also responsible for effecting all securities transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund, such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents'
activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.
    The Present Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.
    The Present Agreement provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price. However, T. Rowe Price will reimburse the Fund for any expenses (excluding interest, taxes, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year. For the fiscal years ended December 31, 1994, 1993, and 1992, the ratios of operating expenses to average net assets of the Fund were 0.81%, 0.83%, and 0.85%, respectively.
    For its services to the Fund under the Present Agreement, T. Rowe Price is paid a management fee ("Management Fee") consisting of two elements: a "group" fee ("Group Fee") and an "individual" fund fee ("Individual Fund Fee"). The Group Fee varies and is based on the combined net assets of all of the Price Funds distributed by T. Rowe Price Investment Services, Inc., other than institutional or "private label" products, and Funds managed and sponsored by
T. Rowe Price (excluding T. Rowe Price Index Trust, Inc.) or by Rowe Price-Fleming International, Inc. (Price-Fleming) (excluding Institutional International Funds, Inc.) ("Combined Price Funds"). The Fund pays, as its portion of the Group Fee as described below, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. The Fund pays a flat Individual Fund Fee of 0.15% based on the net assets of the Fund. At December 31, 1994, the net assets of the Fund were $1,228,926,304 and, for the year then ended, T. Rowe Price received management fees paid by the Fund of $5,983,540.

    Current Group Fee Rate Schedule at various asset levels of the Combined Price Funds:

                  0.480% First $1 billion
                  0.450% Next $1 billion
                  0.420% Next $1 billion
                  0.390% Next $1 billion
                  0.370% Next $1 billion
                  0.360% Next $2 billion
                  0.350% Next $2 billion
                  0.340% Next $5 billion
                  0.330% Next $10 billion
                  0.320% Next $10 billion
                  0.310% Thereafter

    The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the Combined Price Funds described above. Based on combined Price fund's assets of approximately $36 billion at December 31, 1994, the Group Fee was 0.34%.
    In addition to the services provided under the Present Agreement, T. Rowe Price Services, Inc. ("Price Services"), and T. Rowe Price Retirement Services ("Retirement Services"), each a wholly-owned subsidiary of T. Rowe Price, perform certain non-advisory services for the Fund under separate service contracts. T. Rowe Price also provides certain accounting services for the Fund. Specifically,
    (i) Price Services provides certain transfer agency and other shareholder administrative and communication services for all accounts, for which the Fund paid Price Services fees totaling $738,637 for the fiscal year ended December 31, 1994,(ii) Retirement Services performs certain subaccounting and record keeping services with respect to shareholder accounts in certain retirement plans for which the Fund paid retirement services fees totalling $1,672,319 for the same period, and (iii) T. Rowe Price calculates the daily share price and maintains the portfolio and general accounting records of the Fund, for which the Fund paid T. Rowe Price fees totaling $85,468 for the same period. All such fees are reviewed annually by the Fund's Directors in connection with renewal of the service contracts involving these entities. The services provided by these entities will continue to be provided whether or not the proposed agreement is approved.
    The T. Rowe Price Trust Company (the "Trust Company"), a wholly-owned subsidiary of T. Rowe Price, serves as trustee and custodian for certain IRA, Keogh, and other prototype plans which utilize the Price Funds as investment options. For these services, the Trust Company charges each such shareholder account a fiduciary fee. During 1994, the aggregate of such fees totaled approximately $2,797,000 (of this amount, approximately $2,353,000 were paid with respect to Fund accounts). In addition, Retirement Services provides administrative services to certain defined contribution retirement plans. During 1994, Retirement Services received fees from all plans utilizing such services in the amount of $14,089,000.

    The distributor for the Price Funds, T. Rowe Price Investment Services, Inc., makes available to shareholders of the Price Funds a discount brokerage service. During 1994, this service generated net commissions totaling $5,396,000.

PROPOSED AGREEMENT

    The Proposed Agreement is identical in every respect to the Present Agreement except for the proposed increase in the Individual Fund Fee rate from 0.15% to 0.25% of the Fund's net assets. As such, the total management fee will increase from 0.49% to 0.59% based on the Effective Group Fee Rate of 0.34% as of December 31, 1994.
    T. Rowe Price acts as Investment Adviser to over 60 mutual funds. The management fees of the funds having similar investment objectives based on categories created by Lipper Analytical Services to those of the Fund and the amount of the adviser's compensation are set forth in the chart below.

                       Net Assets of
                         Fund at       Individual Fees Waived
Name of Fund         December 31, 1994  Fund Fee  or Reduced
- -------------------------------------------------------------
Growth & Income Fund   1,228,926,303      0.15%      No
Dividend Growth Fund    53,596,908        0.20%      Yes*
Value Fund               8,849,923        0.35%      Yes**
- -------------------------------------------------------------
 * In the interest of limiting the expenses of Dividend Growth Fund during its initial period of operations, T. Rowe Price agreed to waive fees and bear any expenses through December 31, 1994, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Effective January 1, 1995, T. Rowe Price agreed to increase the expense limitation from 1.00% to 1.10% for a period of two years from January 1, 1995. Fees waived or expenses paid or assumed under the agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.00% (for the original agreement or 1.10% for the new agreement); however, no reimbursement will be made after December 31, 1996 (for the original agreement) or after December 31, 1998 (for the new agreement).
** To  limit Value Fund's expenses during its initial period of operations, T.
   Rowe Price has agreed to waive its fees and bear any expenses through December 31, 1996, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 1.10%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below the previously stated ratio; however, no reimbursement will be made after December 31, 1998, or if it would result in the expense ratio exceeding the previously stated.

MATTERS CONSIDERED BY THE BOARD OF DIRECTORS

    In determining whether or not it was appropriate to approve the Proposed Agreement and to recommend approval to shareholders, the Board considered various matters and written materials provided by T. Rowe Price and the Fund's legal counsel, Shereff, Friedman, Hoffman & Goodman, LLP ("Fund's legal counsel"). The nature of the matters to be considered and standards to be used by the Board in reaching its decision were reviewed with the Fund's legal counsel.
    In reaching its decision to approve the adoption of the Proposed Agreement and the increase in the Fund's Individual Fund Fee Rate, the Fund's Board evaluated extensive data provided to it by T. Rowe Price and considered such factors as it deemed reasonably necessary, including: (1) the nature and quality of the services rendered and the results achieved by T. Rowe Price in the areas of investment performance; (2) the payments received by T. Rowe Price and its affiliates from all sources involving both the Fund and the other Price Funds; (3) extensive financial, personnel, and structural information as to the Price organization, including the costs borne by, and profitability of, T. Rowe Price and its affiliates in providing services of all types to the Fund, the other Price Funds and with respect to T. Rowe
Price's other investment advisory services; (4) a comparison of the overall profitability of T. Rowe Price to the profitability of other investment advisers; (5) a comparison of the Management Fees that the Fund has paid under the Present Agreement with the Management Fees that the Fund would have paid under the Proposed Agreement had it been in effect during the most recent fiscal year; (6) information concerning the Fund's expense ratios on both an existing and pro forma basis; (7) information as to the management fees charged the other Price Funds as well as T. Rowe Price's other advisory clients; (8) competitive industry fee structures and expense ratios; (9) the organizational capabilities and financial condition of T. Rowe Price; and (10) the fall-out benefits which T. Rowe Price and its affiliates may have received from T. Rowe Price's relationship to the Fund.
    In addition, the Directors considered the benefits received by T. Rowe Price in the form of research services from broker dealers which effect securities transactions for the T. Rowe Price Funds. Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage from the T. Rowe Price Funds for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.
    The effect of the proposed increase in the Fund's Individual Fund Fee Rate is set forth below, by showing what the combination of the Individual and Group Fund Fee would have been for the most recent year if the higher rate had been in effect.

                                             12 Months Ended
                                              Dec. 31, 1994
                                             ---------------
                                              ($ Millions)
EFFECTIVE MANAGEMENT FEE RATE
      --Present agreement                         0.49%
      --Proposed agreement                        0.59%
      --Percentage change                         20.4%
EXPENSE RATIO
      --Present agreement                         0.81%
      --Proposed agreement                        0.91%
      --Percentage change                         12.3%
MANAGEMENT FEE
      --Present agreement                      $5,984,000
      --Proposed agreement                     $7,196,000
      --Difference between aggregate amounts   $1,212,000
      --Percentage change                         20.3%
AVERAGE NET ASSETS OF THE FUND                 $1,212,000

    Shown below is a comparison between all expenses and fees the Fund incurred during its fiscal year ended December 31, 1994, and the fees and expenses the Fund would have incurred had the proposed fee increase been in effect.

- ------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Sales load "charge" on purchases             NONE
Sales load "charge" on reinvested dividends  NONE
Redemption fees                              NONE
Exchange fees                                NONE
- ------------------------------------------------------------
ANNUAL FUND EXPENSES                        Current Proposed
Management fee                               0.49%   0.59%
Distribution fees (12b-1)                    NONE     NONE
Total other (Shareholder servicing,
  custodial, auditing, etc.)+                0.32%   0.32%
TOTAL FUND EXPENSES+                         0.81%   0.91%
- ------------------------------------------------------------
+ The Fund charges a $5 fee for wire redemptions under $5,000, subject to change without notice.

    The following example illustrates, for both the existing fee schedule and the proposed fee increase, the expenses you would incur on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each period shown. This is an illustration only. Actual expenses and performance may be more or less than shown.

          1     3     5    10
         Year Years Years Years
- -------------------------------
Current   $8   $26   $45  $100
Proposed  $9   $29   $50  $112

    If approved, the Proposed Agreement will continue in effect until April 30, 1996, and thereafter from year to year as long as it is approved annually by the Board of Directors of the Fund at a meeting called for that purpose or by a vote of the Fund's outstanding shares. If the Proposed Agreement is not approved by the shareholders, the Board has approved the extension of the Present Agreement through April 30, 1996, so as to assure continuity of the management process.

3.  RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The selection by the Board of Directors of the firm of Price Waterhouse LLP as the independent accountants for the Fund for the fiscal year ending December 31, 1995 is to be submitted for ratification or rejection by the shareholders at the Meeting. The firm of Price Waterhouse LLP has served the Fund as independent accountants since inception. The independent accountants have advised the Fund that they have no direct or material indirect financial interest in the Fund. Representatives of the firm of Price Waterhouse LLP are expected to be present at the Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.

INVESTMENT MANAGER

    The Fund's investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George J. Collins, who together with Mr. Riepe, Thomas H. Broadus, Jr., James E. Halbkat, Jr., Carter O. Hoffman, Henry H. Hopkins, George A. Roche, John W. Rosenblum, Robert L. Strickland, M. David Testa, and Philip C. Walsh, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Halbkat, Rosenblum, Strickland and Walsh, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Rosenblum, Strickland and Walsh, all are employed by T. Rowe Price. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems, P.O. Box 23109, Hilton Head Island, South Carolina 29925. Mr. Rosenblum, whose address is P.O. Box 6550, Charlottesville, Virginia 22906, is the Taylor Murphy Professor at the University of Virginia, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; and Cone Mills Corporation, a textiles producer. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies and a Director of Hannaford Bros., Co., a food retailer, 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104. Mr. Walsh, whose address is 200 East 66th Street, Apt. A-1005, New York, New York, 10021, is a consultant to Cyprus Amax Minerals Company,
Englewood, Colorado, and a director of Piedmont Mining Company, Charlotte, North Carolina.

    The officers of the Fund (other than the nominees for election as directors) and their positions with T. Rowe Price are as follows:

                      Position                 Position with
Officer               with Fund                T. Rowe Price
- -----------------------------------------------------------------------
Andrew M. Brooks      Vice President           Vice President
Arthur B. Cecil, III  Vice President           Vice President
Brent W. Clum         Vice President           Vice President
Henry H. Hopkins      Vice President           Managing Director
Gregory A. McCrickard Vice President           Vice President
Larry J. Puglia       Vice President           Vice President
Richard T. Whitney    Vice President           Vice President
Lenora V. Hornung     Secretary                Vice President
Carmen F. Deyesu      Treasurer                Vice President
David S. Middleton    Controller               Vice President
Roger L. Fiery, III   Assistant Vice President Vice President
Patricia S. Butcher   Assistant Secretary      Assistant Vice President
Edward T. Schneider   Assistant Vice President Assistant Vice President
Ingrid I. Vordemberge Assistant Vice President Employee

    The Fund has an Underwriting Agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), a Transfer Agency Agreement with T. Rowe Price Services, Inc. ("Price Services") and an Agreement with T. Rowe Price Retirement Plan Services, Inc. Each of these entities is a wholly-owned subsidiary of T. Rowe Price. The address of each is 100 East Pratt Street, Baltimore, Maryland 21202. In addition, the Fund has an Agreement with T. Rowe Price to perform fund accounting services. James S. Riepe, Chairman of the Board of the Fund, is Chairman of the Board of Price Services and Retirement Services and President and Director of Investment Services. Henry H. Hopkins, a Vice President of the Fund, is a Vice President and Director of both Investment Services and Price Services and a Vice President of Retirement Services. Edward T. Schneider, an Assistant Vice President of the Fund, is a Vice President of Price Services. Certain officers of the Fund own shares of the common stock of T. Rowe Price, its only class of securities.
    The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period January 1, 1994 through December 31, 1994. There were no transactions during the period by any director or officer of the Fund, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

    During the period, the holders of certain options purchased a total of 387,392 shares of stock at varying prices from $0.75 to $28.13 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate of 101,053 shares of stock at fair market value. Such shares were purchased in the open market during this period for employees' accounts.
    T. Rowe Price's Board of Directors has approved the repurchase of shares of its stock in the open market. During 1994, T. Rowe Price purchased 892,500 shares of stock under this plan, leaving 539,500 shares of stock authorized for future repurchase at December 31, 1994.
    During the period, T. Rowe Price issued 1,231,500 common stock options with an exercise price of $32.25 per share to certain employees under terms of the 1990 and 1993 Stock Incentive Plans.

OTHER BUSINESS

    The management of the Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

GENERAL INFORMATION

    As of December 31, 1994, there were 78,602,452 shares of the capital stock of the Fund outstanding, each with a par value of $.01. Of those shares, approximately 19,747,559, representing 25% of the outstanding stock, were registered to the T. Rowe Price Trust Company as Trustee for participants in the T. Rowe Price Funds Retirement Plan for Self-Employed (Keogh), as Trustee for participants in T. Rowe Price Funds 401(k) plans, as Custodian for participants in the T. Rowe Price Funds Individual Retirement Account (IRA), as Custodian for participants in various 403(b)(7) plans, and as Custodian for various Profit Sharing and Money Purchase plans. The T. Rowe Price Trust Company has no beneficial interest in such accounts, nor in any other account for which it may serve as trustee or custodian.
    As of December 31, 1994, approximately 7,238,105 shares of the Fund, representing 9% of the outstanding stock were owned by Pirateline & Co., Attn:
Mark White, Spectrum Growth Account, State Street Bank & Trust Co., 1776 Heritage Drive-4W, North Quincy, Massachusetts 02171-2197.
    As of December 31, 1994, approximately 78,395 shares of the Fund, representing approximately 0.1% of the outstanding stock, were owned by various private counsel clients of T. Rowe Price, as to which T. Rowe Price has discretionary authority. Accordingly, such shares are deemed to be owned beneficially by T. Rowe Price only for the limited purpose as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934. T. Rowe Price disclaims actual beneficial ownership of such shares. In addition, as of December 31, 1994, a wholly-owned subsidiary of T. Rowe Price owned directly 61,995 shares of the Fund representing approximately 0.08% of the outstanding stock.
    As of December 31, 1994, the officers and directors of the Fund, as a group, beneficially owned, directly or indirectly, 21,022 shares, representing approximately 0.03% of the Fund's outstanding stock. The ownership of the officers and directors reflects their proportionate interests, if any, in 4,155 shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in 14,665 shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

    A COPY OF THE ANNUAL REPORT OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 1994, INCLUDING FINANCIAL STATEMENTS WAS MAILED TO ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON THAT DATE. HOWEVER, A COPY OF THIS REPORT WILL BE PROVIDED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST. PLEASE CALL T. ROWE PRICE AT 1-800-225-5132 OR WRITE TO 100 EAST PRATT STREET, BALTIMORE, MARYLAND 21202 TO REQUEST THE REPORT.

ANNUAL MEETINGS

    Under Maryland General Corporation Law, any corporation registered under the Investment Company Act of 1940 ("the Act") is not required to hold an annual meeting in any year in which the Act does not require action by shareholders on the election of directors. The Board of Directors of the Fund has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, the Fund will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the Act for the election of Directors unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Board of Directors. The Fund's By-Laws reflect this policy.

SHAREHOLDER PROPOSALS

    If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in April, 1996, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to November 10, 1995.

                                  EXHIBIT A

                       INVESTMENT MANAGEMENT AGREEMENT

                                   BETWEEN

                   T. ROWE PRICE GROWTH & INCOME FUND, INC.

                                     AND

                        T. ROWE PRICE ASSOCIATES, INC.

    INVESTMENT MANAGEMENT AGREEMENT, made as of May 1, 1995, by and between T. ROWE PRICE GROWTH & INCOME FUND, INC., a Maryland corporation (hereinafter called the "Fund"), and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the "Manager").

    W I T N E S S E T H:

    WHEREAS, the Fund is engaged in business as an open-end management investment company and is registered as such under the federal Investment Company Act of 1940, as amended (the "Act"); and
    WHEREAS, the Manager is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended; and
    WHEREAS, the Fund desires the Manager to render investment supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;
    NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.  DUTIES AND RESPONSIBILITIES OF MANAGER.

    A. INVESTMENT MANAGEMENT SERVICES. The Manager shall act as investment manager and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objectives, program and restrictions as provided in its prospectus, as amended from time to time, and such other limitations as the Fund may impose by notice in writing to the Manager. The Manager shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objectives. In furtherance of this duty, the Manager, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund, to:

        (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

        (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as the Manager may select.

    B. FINANCIAL, ACCOUNTING, AND ADMINISTRATIVE SERVICES. The Manager shall maintain the corporate existence and corporate records of the Fund; maintain the registrations and qualifications of Fund shares under federal and state law; monitor the financial, accounting, and administrative functions of the Fund; maintain liaison with the various agents employed by the Fund (including the Fund's transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Fund.

    C. REPORTS TO FUND. The Manager shall furnish to or place at the disposal of the Fund such information, reports, evaluations, analyses and opinions as the Fund may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Fund.

    D. REPORTS AND OTHER COMMUNICATIONS TO FUND SHAREHOLDERS. The Manager shall assist the Fund in developing all general shareholder communications, including regular shareholder reports.

    E. FUND PERSONNEL. The Manager agrees to permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Fund, without remuneration from or other cost to the Fund.

    F. PERSONNEL, OFFICE SPACE, AND FACILITIES OF MANAGER. The Manager at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Manager requires in the performance of its investment advisory and other obligations under this Agreement.

2.  ALLOCATION OF EXPENSES.

    A.  EXPENSES PAID BY MANAGER.

        (1) SALARIES AND FEES OF OFFICERS. The Manager shall pay all salaries, expenses, and fees of the officers and directors of the Fund who are affiliated with the Manager.

        (2) ASSUMPTION OF FUND EXPENSES BY MANAGER. The payment or assumption by the Manager of any expense of the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

    B. EXPENSES PAID BY FUND. The Fund shall bear all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay:

        (1) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Fund's cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

        (2) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges of the Fund's transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents, if any;

        (3) SHAREHOLDER COMMUNICATIONS. All expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders;

        (4) SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of Fund shareholders, including the printing of notices and proxy material, and proxy solicitation therefore;

        (5) PROSPECTUSES. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the Fund's prospectus and of mailing them to shareholders;

        (6) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (7) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Manager or the Fund and the custodian, transfer agent or any other agent selected by the Fund;

        (8) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Fund's legal counsel and independent auditors;

        (9) DIRECTORS' FEES AND EXPENSES. All compensation of directors, other than those affiliated with the Manager, and all expenses incurred in connection with their service;

        (10) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933, as amended (the " `33 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any registration statement and prospectus under the `33 Act or the Act, and any amendments or supplements that may be made from time to time;

        (11) STATE REGISTRATION FEES. All fees and expenses of qualifying and maintaining qualification of the Fund and of the Fund's shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Fund or its business activities (including registering the Fund as a broker-dealer, or any officer of the Fund or any person as agent or salesman of the Fund in any state);

        (12) ISSUE AND REDEMPTION OF FUND SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all share transactions, and of preparing and transmitting the Fund's stock certificates;

        (13) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Fund's board of directors;

        (14) BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (15) TAXES. All taxes or governmental fees payable by or with respect of the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (16) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Fund's membership in any trade association or other investment organization; and

        (17) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, and agents.

    3. MANAGEMENT FEE. The Fund shall pay the Manager a fee ("Fee") which will consist of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee shall be paid monthly to the Manager on the first business day of the next succeeding calendar month and shall be calculated as follows:

    A. GROUP FEE. The monthly Group Fee ("Monthly Group Fee") shall be the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day will be computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day shall be calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                          Price Funds' Annual Group
                    Base Fee Rate for Each Level of Assets
                    --------------------------------------
                          0.480%    First $1 billion
                          0.450%    Next $1 billion
                          0.420%    Next $1 billion
                          0.390%    Next $1 billion
                          0.370%    Next $1 billion
                          0.360%    Next $2 billion
                          0.350%    Next $2 billion
                          0.340%    Next $5 billion
                          0.330%    Next $10 billion
                          0.320%    Next $10 billion
                          0.310%    Thereafter

    The Price Funds shall include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., excluding institutional or private label mutual funds. For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund shall be determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

    B. FUND FEE. The monthly Fund Fee ("Monthly Fund Fee") shall be the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day will be computed by multiplying the fraction of one (1) over the number of calendar days in the year by the Fund Fee Rate of 0.25% and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

    C. EXPENSE LIMITATION. It is understood that the expenses of the Fund will not exceed any expense limitation prescribed by any state in which the Fund's shares are qualified for sale ("State Expense Limit"). Any Management Fees not paid or expenses assumed by the Manager pursuant to a State Expense Limit shall be subject to reimbursement provided that no such reimbursement shall be made more than two years after the fiscal year in which such fees were not paid or expenses assumed.

    D. PRORATION OF FEE. If this Agreement becomes effective or terminates before the end of any month, the Fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

    4. BROKERAGE. Subject to the approval of the Board of Directors of the Fund, the Manager, in carrying out its duties under Paragraph 1.A., may cause the Fund to pay a broker-dealer which furnishes brokerage or research services [as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the " `34 Act")], a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the `34 Act).

    5. MANAGER'S USE OF THE SERVICES OF OTHERS. The Manager may (at its cost except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Manager or the Fund with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Fund, or in the discharge of Manager's overall responsibilities with respect to the other accounts which it serves as investment manager.

    6. OWNERSHIP OF RECORDS. All records required to be maintained and preserved by the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Manager on behalf of the Fund are the property of the Fund and will be surrendered by the Manager promptly on request by the Fund.

    7. REPORTS TO MANAGER. The Fund shall furnish or otherwise make available to the Manager such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Fund as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

    8. SERVICES TO OTHER CLIENTS. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms or corporations, or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Manager shall otherwise consent, the Manager shall be the only investment manager to the Fund.

    9. LIMITATION OF LIABILITY OF MANAGER. Neither the Manager nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of the Manager) or the Manager in connection with the Manager's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by the Manager or any such person of the duties of the Manager under this Agreement.

    10. USE OF MANAGER'S NAME. The Fund may use the name "T. Rowe Price Growth & Income Fund, Inc." or any other name derived from the name "T. Rowe Price" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager as investment manager. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will (by corporate action, if necessary) cease to use any name derived from the name "T. Rowe Price," any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Manager, or with any organization which shall have succeeded to the Manager's business as investment manager.

    11. TERM OF AGREEMENT. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through April 30, 1996. Thereafter, this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof, so long as:
(a) such continuation shall be specifically approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the Board of Directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Fund who are not parties to this Agreement or interested persons of any such party; and (b) the Manager shall not have notified the Fund, in writing, at least 60 days prior to April 30, 1995 or prior to April 30th of any year thereafter, that it does not desire such continuation. The Manager shall furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

    12.  AMENDMENT  AND  ASSIGNMENT  OF  AGREEMENT.  This Agreement may not be
amended  or  assigned  without  the  affirmative  vote  of  a  majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

    13. TERMINATION OF AGREEMENT. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the directors of the Fund who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

    14.  MISCELLANEOUS.

    A. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

    B. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of the Fund of its responsibility for and control of the conduct of the affairs of the Fund.

    C. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used in Paragraphs 2, 8, 10, 11, and 12 hereof, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:                              T. ROWE PRICE
                                     GROWTH & INCOME FUND, INC.

- ------------------------------------ BY: --------------------------------
Assistant Secretary                  PRESIDENT

Attest:                              T. ROWE PRICE ASSOCIATES, INC.

- ------------------------------------ BY: --------------------------------
Assistant Secretary                  MANAGING DIRECTOR

T. Rowe Price Logo                                                       PROXY
- ------------------------------------------------------------------------------
    INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.  Please do not enclose checks or any other correspondence.
          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
T. ROWE PRICE GROWTH & INCOME FUND, INC.
                                        ANNUAL MEETING: 8:30 A.M. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen W. Boesel and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 19, 1995, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 3, 1995, receipt of which is hereby acknowledged.

                              Dated: -----------------------------------, 1995
                              Please sign exactly as name appears. Only authorized officers should sign for corporations. For information as to the voting of stock registered in more than one name, see page 2 of the Notice of Annual Meeting and Proxy Statement.
                              ------------------------------------------------
                              ------------------------------------------------
                                                Signature(s)
                                          CUSIP#779551100/fund#054

T. Rowe Price Logo               WE NEED YOUR PROXY VOTE BEFORE APRIL 19, 1995
- ------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
          Please fold and detach card at perforation before mailing.
- ------------------------------------------------------------------------------
         PLEASE MARK BOXES IN BLUE OR BLACK INK. DO NOT USE RED INK.

1.  Election of directors  FOR all nominees [box]  WITHHOLD AUTHORITY [box] 1.
                           listed below (except    to vote for all nominees
                           as marked to the        listed below
                           contrary)

 Leo C. Bailey    Stephen W. Boesel    Donald W. Dick, Jr.    David K. Fagin
    Addison Lanier    John K. Major    Hanne M. Merriman    James S. Riepe
              M. David Testa    Hubert D. Vos    Paul M. Wythes

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE WRITE THE NOMINEE'S NAME ON THE LINE BELOW.)

- ----------------------------------------------------------------------------
2. Approve a new Investment Management Agreement between T. Rowe Price and the Fund.
                               FOR [box]      AGAINST [box]      ABSTAIN [box]

3.  Ratify the selection of Price Waterhouse LLP as independent accountants.
                               FOR [box]      AGAINST [box]      ABSTAIN [box]

4. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                                      CUSIP#779551100/fund#054